UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2009
The Hartford Financial Services Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hartford Plaza, Hartford, Connecticut	06155

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Current Report on Form 8-K
Item 8.01. Other Events.
On August 6, 2009, The Hartford Financial Services Group, Inc. (the “Company”) issued a press release announcing the completion of its discretionary equity issuance program, pursuant to which the Company issued approximately 56.1 million shares of its common stock, par value $0.01 per share (“Common Stock”), resulting in gross proceeds of $900 million. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Shares of Common Stock issued under the program were sold pursuant to an Equity Distribution Agreement, dated June 12, 2009, with Goldman, Sachs & Co. (“Goldman Sachs”), which was amended by the Amendment No. 1 to the Equity Distribution Agreement, dated August 5, 2009 (the “Amendment” and, the Equity Distribution Agreement as amended by the Amendment, the “Agreement”). The Amendment increased the maximum aggregate offering price of the shares of Common Stock offered and sold pursuant to the Agreement from $750,000,000 to $900,000,000.
Further details regarding the terms of the Agreement are set forth in the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “Commission”) on June 12, 2009, which is incorporated herein by reference.
Shares of Common Stock sold pursuant to the Agreement were issued pursuant to a prospectus supplement filed with the Commission on June 12, 2009, as supplemented by a prospectus supplement addendum filed with the Commission on August 6, 2009, to the accompanying prospectus filed with the Commission on April 11, 2007, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-142044) (the “Registration Statement”). The Amendment is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibit.
The exhibits to this Current Report on Form 8-K are incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number
5.1	Opinion of Alan J. Kreczko regarding the validity of the securities to be issued
23.1	Consent of Alan J. Kreczko (included in Exhibit 5.1)
99.1	Press Release of The Hartford Financial Services Group, Inc. dated August 6, 2009
99.2	Amendment No. 1, dated August 5, 2009, to the Equity Distribution Agreement, dated June 12, 2009, between the Hartford Financial Services Group, Inc. and Goldman, Sachs & Co.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Dated: August 7, 2009
	By:	/S/ Ricardo A. Anzaldua
		Name:	Ricardo A. Anzaldua
		Title:	Senior Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number
5.1	Opinion of Alan J. Kreczko regarding the validity of the securities to be issued
23.1	Consent of Alan J. Kreczko (included in Exhibit 5.1)
99.1	Press Release of The Hartford Financial Services Group, Inc. dated August 6, 2009
99.2	Amendment No. 1, dated August 5, 2009, to the Equity Distribution Agreement, dated June 12, 2009, between the Hartford Financial Services Group, Inc. and Goldman, Sachs & Co.